                                                                 EXHIBIT 1(a)
                   $___________________________

             OLD KENT CAPITAL TRUST [II, III, OR IV]

[________%] [VARIABLE RATE] SUBORDINATED CAPITAL INCOME SECURITIES
           (LIQUIDATION AMOUNT $_________ PER SECURITY)

                      UNDERWRITING AGREEMENT

                                           __________ ___, 199___


[Name[s] of Representative[s]]
 as representative[s] of the several underwriters named in Schedule I hereto
c/o_______________________
[Address]

Ladies and Gentlemen:

          Old Kent Capital Trust [II, III, or IV], a Delaware statutory business trust (the "Trust"), proposes, subject to the terms and conditions set forth herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters," which term shall include any underwriters substituted as pro-vided in Section 9) the respective number set forth in Schedule I of the [____%] [Variable Rate] Subordinated Capital Income Securities Series [II, III or IV] (liquidation amount $______ per security) (the "Capital Securities") represent-ing preferred beneficial interests in the Trust, guaranteed (the "Guarantee" and, together with the Capital Securities, the "Securities") by Old Kent Financial Corporation, a Michigan corporation (the "Company") to the extent set forth in a Guarantee Agreement (the "Guarantee Agreement") to be entered into between the Company and Bankers Trust Company, as Guarantee Trustee (the "Guarantee Trustee"). The Company will be the owner of all of the common beneficial interests in the Trust represented by Common Securities (the "Common Securities"). Concurrently with the issuance of the Capital Securities and the Company's purchase of all of the Common Securities of the Trust, the Trust will invest the proceeds of each in a corresponding series of the Company's [________%] [Variable Rate] Junior Subordinated Debentures Series [II, III or IV] (the "Junior Subordinated Debentures"). The Junior Subordinated Debentures are to be issued pursuant to an Indenture (as amended or supplemented to the date hereof, the "Indenture") between the Company and Bankers Trust Company, as Indenture Trustee (the "Indenture Trustee").

          1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE TRUST. The Company and the Trust, jointly and severally, represent and warrant to, and agree with each of the Underwriters that as of the date hereof:





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          (a)  The Company and the Trust have filed with the Securities and
     Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (File No.__________________________) including a prospectus relating to the Securities and the Junior Subordinated Debentures (collectively, the "Registered Securities") and the registration statement has become effective. The term "Registration Statement" means the registration statement as amended to the date of this Agreement and any related registration statement filed pursuant to Section 462(b) of the Securities Act; the term "Basic Prospectus" means the prospectus included in the Registration Statement but does not include any forms of prospectus supplement included in the Registration Statement; and the term "Preliminary Prospectus" means the Basic Prospectus together with a preliminary prospectus supplement specifically relating to the Registered Securities. The Company and the Trust will file with the Commission a prospectus supplement specifically relating to the Registered Securities pursuant to Rule 424 under the Securities Act (the "Prospectus Supplement"), together, if required, with the Basic Prospectus (collectively, the "Prospectus"). As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and "Preliminary Prospectus" shall include in each case the material, if any, incorporated by reference therein and the terms "amend", "amendment" and "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the effective date of the Registration Statement, or the date of any Preliminary Prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) (i)   Each document, if any, filed or to be filed pursuant to
     the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations thereunder, (ii) each part of the Registration Statement (including the documents incorporated by reference therein), when such part became effective or was filed, as the case may be, complied in all material respects with the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules and regulations thereunder and did not contain any untrue statements of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement at the date of the Prospectus Supplement and at the Closing Time (as defined herein) will meet the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and will comply in all other material respects with that rule, (iv) each Preliminary Prospectus, if any, filed pursuant to Rule 424 under the Securities Act will comply when so filed in all material respects with the Securities Act and the rules and regulations thereunder, (v) the Registration Statement, the Prospectus, the Amended and Restated Declaration of Trust relating to the Trust (the "Declaration") between the

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     Company, as sponsor, certain employees of the Company or its subsidiaries, as Regular Trustees, Bankers Trust Company, as Property Trustee, and Bankers Trust (Delaware), as Delaware Trustee (collectively, the "Trustees"), the Guarantee and the Indenture comply and, as amended or supplemented, will comply in all material respects with the Securities Act and the Trust Indenture Act and the respective rules and regulations thereunder, and (vi) at the date of the Prospectus Supplement, at the date of any further amendment to the Registration Statement or supplement to the Prospectus and at the Closing Time, the Registration Statement and the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Registration Statement, not misleading, and in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to (a) that part of the Registration Statement which constitutes the Statements of Eligibility and Qualification (Forms T-1) under the Trust Indenture Act of the Trustees, the Indenture Trustee and the Guarantee Trustee or (b) statements in or omissions from any such documents based upon information furnished to the Company or the Trust in writing by or in any document prepared by any Underwriter or by the Trustees, the Indenture Trustee or the Guarantee Trustee expressly for use therein.

          (c) Except as set forth in or contemplated by the Registration Statement or the Prospectus, there has been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, since the respective dates as of which information is given in the Registration Statement or in the Prospectus, each as amended or supplemented as of the Closing Time.

          (d) Each of the Company and its principal subsidiary, Old Kent Bank, a Michigan banking corporation (the "Bank"), has been duly incorporated and is validly existing in good standing under the laws of the State of Michigan, is duly qualified to do business and is in good standing as foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business or property of the Company and its subsidiaries taken as a whole, and has all power and authority necessary to own or hold its properties and to conduct the business described in the Prospectus.

          (e) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and all of the issued shares of capital stock of the Bank are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (subject to the provisions of the Michigan Banking Code).
                                      -3-

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          (f)  The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus. The Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration and the agreements and instruments contemplated by the Declaration or described in the Registration Statement and the Prospectus. The Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement or the Declaration or described in the Registration Statement and the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (g) The Declaration has been duly authorized and, when duly executed and delivered by the Company, as sponsor, and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and will conform in all material respects to all statements relating thereto in the Prospectus.

          (h) The Capital Securities and the Common Securities, upon issuance and delivery and payment therefor in the manner described herein, will be duly authorized, validly issued, fully paid and non-assessable and will conform in all material respects to the descriptions of the Capital Securities and the Common Securities contained in the Prospectus.

          (i) Each of the Indenture and the Guarantee Agreement has been duly authorized and, when duly executed and delivered by the proper officers of the Company (assuming, in the case of the Indenture, due execution and delivery by the Indenture Trustee and, in the case of the Guarantee Agreement, due execution and delivery by the Guarantee Trustee) and delivered by the Company, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures and the Guarantee have been duly authorized, and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Guarantee Agreement, respectively, and delivered against

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     payment of the purchase price therefor, will be duly and validly issued and outstanding, and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and the Guarantee Agreement, respectively, and enforceable against the Company in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures and the Guarantee, when issued and delivered, will conform in all material respects to the descriptions thereof contained in the Prospectus.

          (j) This Agreement has been duly authorized, executed and delivered by each of the Trust and the Company.

          (k) The execution, delivery and performance of this Agreement, the Declaration, the Capital Securities and the Common Securities by the Trust, the purchase of the Junior Subordinated Debentures by the Trust from the Company, the distribution of the Junior Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Declaration and described in the Prospectus, and the consummation of the transactions contemplated herein and in the Declaration (the "Trust Transactions"), will not conflict with or result in a violation of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its assets. Except for any consents, approvals, authorizations, registrations or qualifications required under the Securities Act and the Exchange Act that have been obtained or made or that may be required under applicable foreign and state securities laws in connection with the purchase and distribution of the Capital Securities by the Underwriters and the clearance of such purchase and distribution with the National Association of Securities Dealers, Inc. ("NASD"), no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body is required for the Trust Transactions.

          (l) The execution, delivery and performance of this Agreement, the Declaration, the Guarantee Agreement, the Indenture and the Junior Subordinated Debentures by the Company, the purchase of the Common Securities by the Company from the Trust, and the consummation by the Company of the transactions herein (the "Company Transactions") will not result in any of the following occurring which would reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole: a conflict with or a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their properties or assets. Except for any consents, approvals, authorizations, registrations or qualifications required under the Securities Act and the Exchange Act that have been obtained or made or that may be required under applicable foreign and state securities laws in connection with the purchase and distribution of the Capital Securities by the Underwriters and the clearance of such purchase and distribution by the NASD, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Company Transactions.

          (m) Neither the Company nor the Bank has sustained, since the respective dates as of which information is given in the Registration Statement or in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement or the Prospectus; and, since such dates, there has not been any material adverse change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement or the Prospectus.

          (n) The financial statements (including the related notes and supporting schedules) included in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (o) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report is incorporated by reference in the Prospectus and who will deliver the letter referred to in Section 7(f) hereof, are independent public accountants as required by the Securities Act and the rules and regulations thereunder during the periods covered by the financial statements on which they reported contained in the Prospectus.

          (p) Except as may be described in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (q) Since the respective dates as of which information is given in the Registration Statement or the Prospectus through the date hereof, and except as may otherwise be disclosed in the Registration Statement or the Prospectus, neither the Company nor the Trust has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) in the case of the Company, declared or paid any dividend on its capital stock (except cash dividends with respect to the Company's common stock in amounts per share that are consistent with past practice and any increases in such amounts that are publicly announced before the date of the Registration Statement or Prospectus).

          (r) Neither the Company nor the Bank (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any material law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

          (s) Neither the Company nor any subsidiary nor the Trust is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

          (t) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. The deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to the best of the Company's knowledge, threatened.

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          2.   PURCHASE OF THE CAPITAL SECURITIES BY THE UNDERWRITERS.

          (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $____ per Security, the number of Securities set forth opposite the name of each Underwriter set forth in Schedule I hereto, plus any additional Securities the Underwriters may become obligated to purchase pursuant to the provisions of
Section 9 hereof.

          (b) As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Junior Subordinated Debentures from the Company, the Company agrees to pay you, as representative[s] of and for the accounts of the several Underwriters, an amount equal to $______ per Security for the Securities to be delivered at the Closing Time.

          (c) The Company shall not be obligated to deliver any of the Securities except upon receipt of the opinion described in Section 7(k) and payment for all of the Securities to be purchased as provided in this Agreement.

          3. OFFERING. Upon your authorization of the release of the Securities, the Underwriters propose to offer the Securities for sale to the public upon the terms set forth in the Prospectus. [In connection with such offering, each Underwriter severally agrees that it will comply with Rule 2720 of the Rules of Conduct of the NASD and will not execute any transaction in the Securities in a discretionary account without the prior written specific approval of that Underwriter's customer.]

          4.   DELIVERY OF AND PAYMENT FOR THE SECURITIES.

          (a) Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of ______________________ located at ____________________ or at such other place as shall be agreed upon by the Company and you, at 10:00 a.m. Eastern time on the third (or fourth, if pricing occurs after 4:30 p.m Eastern time) on any given day) business day after the date of this Agreement (unless postponed in accordance with Section 9), or any other time or date not later than ten business days after such date that you and the Company may determine (such date and time of payment and delivery, the "Closing Time").

          (b) At the Closing Time, payment for the Securities shall be made to the Trust in same-day funds by wire transfer to the account or accounts specified by the Trust before the Closing Time or by any other means on which the parties agree before the Closing Time against delivery to you, as representative[s] of and for the respective accounts of the several Under-writers, of certificates evidencing the Capital Securities to be purchased by them. It is understood that each Underwriter has designated [each of] you, for its account, to accept delivery of, receipt for, and make payment of the purchaser price for, the Securities that it has agreed to purchase. _________, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time but such payment shall not relieve the Underwriter from its obligations under this Agreement.

          (c) Upon delivery, the Capital Securities shall be registered in the names and in the denominations requested by you in writing not less than two full business days prior to the Closing Time. For the purpose of expediting the checking and packaging of certificates evidencing the Capital Securities, the Trust agrees to make such certificates available for inspection at least 24 hours prior to the Closing Time.

          5.   FURTHER AGREEMENTS OF THE COMPANY AND THE TRUST.   The Company
and the Trust, jointly and severally, agree with the Underwriters:

          (a) The Company and the Trust will cause the Prospectus Supplement and, if required, the Basic Prospectus to be filed pursuant to Rule 424 under the Securities Act and, prior to the termination of the offering of the Securities, will promptly advise you (i) when any amendment to the Registration Statement shall have become effective or any further supplement to the Prospectus shall have been filed, (ii) of any request by the Commission for any amendment of the Registration Statement or further supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Prior to the termination of the offering of the Securities, neither the Company nor the Trust will file any amendment to the Registration Statement or any further supplement to the Prospectus unless the Company or the Trust has furnished you a copy for review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object in writing within a reasonable time (which in any event shall be within four business days) after being furnished a copy. The Company and the Trust will each use its reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) Promptly from time to time to take any action that you may reasonably request to qualify the Securities, or the Junior Subordinated

     Debentures issuable upon exchange of the Capital Securities, for offering and sale under the securities laws of any jurisdictions that you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, PROVIDED that in connection therewith neither the Company nor the Trust shall be required to qualify as a foreign corporation, to file a general consent to service of process or take any other action that would subject the Company or the Trust to service of process in any jurisdiction.

          (c) To furnish you with _______ signed copies of the Registration Statement, including exhibits (other than exhibits that are incorporated by reference), and all amendments thereto, and to deliver to the Underwriters the Prospectus in quantities that you may reasonably request.

          (d) If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to prepare and file such document and furnish without charge to each Underwriter as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

          (e) To make generally available to its security holders and to you as soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the filing of the Prospectus pursuant to Rule 424 under the Securities Act first occurs (except not later than 90 days after the end of such 12-month period if such filing date is in the Company's last fiscal quarter), an earnings statement of the Company and its consolidated subsidiaries that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (f) To apply the net proceeds from the sale of the Capital Securities being sold by the Trust as set forth in the Prospectus.

          (g) During the time that a prospectus relating to the Securities is required to be delivered under the Securities Act, to file all documents required to be filed by the Company with the Commission under the Exchange Act and the rules and regulations thereunder.

          (h) To take any steps that are necessary to ensure that neither the Company, any subsidiary of the Company nor the Trust shall become an "investment company" within the meaning of such term under the 1940 Act and the rules and regulations of the Commission thereunder.

          [(i) During a period of _____ days from the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any additional securities of the Trust substantially similar to the Capital Securities or any securities convertible into or exchangeable for or that represent the right to receive any Capital Securities, without the consent (which consent shall not be unreasonably withheld) of __________________.]

          [(j) To use their reasonable efforts to effect the listing of the Capital Securities on The NASDAQ Stock Market.]

          6. EXPENSES. The Company agrees to pay all costs incident to the performance of the obligations of the Company and the Trust under this Agree-ment, including (i) the fees and expenses of the Company's and the Trust's counsel and accountants; (ii) the costs incident to the preparation, printing and filing of the Registration Statement, the Prospectus and any amendments or supplements thereto and the mailing and delivering of copies thereof to the Underwriters; (iii) the costs of preparing, issuing and delivering the certificates evidencing the Capital Securities; (iv) the fees and expenses of qualifying the Capital Securities under the securities laws of the several jurisdictions as provided in Section 5(b) and of preparing, printing and distributing a Blue Sky Survey (including related reasonable fees and expenses of counsel to the Underwriters); (v) any fees charged by securities rating services for rating the Capital Securities; (vi) the reasonable fees and expenses of the Property Trustee, the Guarantee Trustee and the Indenture Trustee; and [(viii) the costs incident to the listing of the Capital Securities on The NASDAQ Stock Market]; PROVIDED, HOWEVER, that except as expressly provided in this Section, the Underwriters will pay their owns costs, fees and expenses, including the fees and expenses of their counsel, transfer taxes on resale of the Securities and any advertising expenses connected with any offers they make.

          7. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and at the Closing Time, of the representations and warranties of the Company and the Trust contained herein, to the performance by the Company and the Trust of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Registration Statement shall have become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated by the Commission. A prospectus containing the information required by Rule 430A under the Securities Act shall have been filed with the Commission in accordance with Rule 424(b) under the Securities Act (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company and the Trust have elected to comply with Rule 434 under the Securities Act, a term sheet as contemplated by that Rule shall have been filed with the Commission in accordance with Rule 424(b). No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission.

          (b) You shall not have discovered and disclosed to the Company and the Trust on or prior to the Closing Time that the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the reasonable opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Declaration, the Junior Subordinated Debentures, the Guarantee Agreement, the Capital Securities, the Common Securities, the Registration Statement, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel for the Underwriters, and the Company and the Trust shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Warner Norcross & Judd LLP, counsel for the Company and the Trust, shall have furnished to you their written opinion, addressed to you as Representative[s] of the Underwriters and dated the Closing Time, in form and substance reasonably satisfactory to you, to the effect set forth in Exhibit A hereto. In rendering such opinion, counsel may state that they are passing only on matters of Michigan and United States Federal law and that their opinion assumes that this Agreement and the matters addressed in their opinion are subject to and governed by Michigan law (without regard to conflict of law principles). In rendering such opinion, counsel may rely upon opinions, each dated the Closing Time, of
     (i) other counsel retained by them or by the Company or the Trust or (ii) counsel to the Underwriters (whose opinion shall state that it may be so relied upon), as to laws of any jurisdiction other than the United States or the State of Michigan, PROVIDED that (i) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you, and (ii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Company and its subsidiaries, officers of the Trust and public officials.

          (e) Richards, Layton & Finger, special Delaware counsel to the Company and the Trust, shall have furnished to you their written opinion, addressed to you as Representative[s] of the Underwriters and dated the Closing Time, in form and substance reasonably satisfactory to you, to the effect set forth in Exhibit B hereto.

          (f) You shall have received at the Closing Time a letter, addressed to you as Representative[s] of the Underwriters and dated the Closing Time, in form and substance reasonably satisfactory to you, from Arthur Andersen LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain other financial information contained or incorporated by reference in the Prospectus as identified by you.

          (g) The Company and the Trust shall have furnished to you a certificate, dated the Closing Time, of the Chairman of the Board, President or a Vice President of the Company and its chief financial officer stating that:

               (i) The representations, warranties and agreements of the Company and the Trust in Section 1 are true and correct as of the Closing Time and the Company has complied with all its agreements contained herein;

               (ii) Since the respective dates as of which information is given in the Registration Statement or in the Prospectus, there has not been any adverse material change in the business, operations or financial condition of the Company and its subsidiaries taken as a whole, other than as set forth in or contemplated by the Registration Statement or Prospectus; and

               (iii) They have carefully examined the Prospectus and, in their opinion (A) the Prospectus, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Prospectus no event has occurred to the Company or its subsidiaries that under the Securities Act and the rules and regulations thereunder is required to be but has not been set forth in a supplement or amendment to the Prospectus.

          (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the respective dates as of which information is given in the Registration Statement or in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth in or contemplated by the Registration Statement or Prospectus or (ii) since such dates there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change in or affecting the general affairs, management financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, other than as set forth in or contemplated by the Registration Statement or Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Capital Securities on the terms and in the manner contemplated by the Prospectus.

          (i) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Capital Securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Capital Securities.

          (j) After the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or Michigan state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in your reasonable judgment, impracticable or inadvisable to proceed with the offering or delivery of the Capital Securities on the terms and in the manner contemplated in the Prospectus.

          (k) You, the Company and the Trust shall have received at the Closing Time a written opinion of Warner Norcross & Judd LLP, as special tax counsel to the Company and the Trust, in form and substance reasonably satisfactory to you and the Company, on certain matters relating to United States Federal tax law. The Company acknowledges that it may be requested to make certain representations in connection with the opinion.
                                      -14-

          [(l) The Capital Securities shall have been approved for listing on The NASDAQ Stock Market, subject to official notice of issuance.]

          8.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls each Under-writer within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including any loss, claim, damage, liability or action relating to purchases and sales of Capital Securities), to which the Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as amended or supplemented, or (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein (A) in the case of the Registration Statement, not misleading and (B) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by the them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission (x) made therein in reliance upon and in conformity with the written information furnished to the Company or the Trust by or on behalf of any Underwriter through you, or by or on behalf of any Trustee, the Indenture Trustee or the Guarantee Trustee, specifically for inclusion therein or the Statements of Eligibility and Qualification (Forms T-1) under the Trust Indenture Act of any of the trustees named therein or (y) made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting the loss, claim, damage, liability or action purchased Securities but did not receive a copy of the Prospectus (as amended or supplemented), if required by law, at or before the written confirmation of the sale of such Securities to such person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the each Underwriter or to any officer, employee or controlling person of each Underwriter.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, officers and employees, the Trust, each Trustee, and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, any loss, claim, damage, liability or action relating to purchases and sales of Capital Securities), to which the Company, any such director, employee, or officer, the Trust, or any such Trustee or any controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as amended or supplemented, or (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein (A) in the case of the Registration Statement, not misleading and (B) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company or the Trust by or on behalf of any Underwriter through you specifically for inclusion therein and shall reimburse the Company and any such director, employee, or officer, or the Trust or any such Trustee, or any such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such director, employee, or officer, or the Trust or any such Trustee, or any such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Company or any such director, officer or employee, or the Trust or any such Trustee, or any such controlling person.

          (c)  Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writ-ing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. The assumption of the defense of any claim or action by an indemnifying party shall not constitute an admission of responsibility to indemnify or in any manner impair or restrict that party's rights to later seek to be reimbursed its costs and expenses if indemnification with respect to the claim or action was not required. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any claim or action, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that the indemnified party shall have the right to employ its own counsel, but the fees and expenses of such counsel will be at the expense of the indemnified party unless employment of such counsel has been authorized in writing by the Company or the indemnifying party shall have not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the claim or action, in any of which events the fees and expenses of the indemnified party shall be borne by the indemnifying party. It is understood that in no event shall the Company and the Trust be liable for the fees and expenses of more than one firm of attorneys (in addition to local counsel) for all Underwriters and their officers, employees and controlling persons, which firm may be designated by you, in connection with any one action or separate but similar actions arising out of the same general allegations or circumstances. Each indemnified party, as a condition of the indemnity and contribution agreements contained in this Section 8, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim or action in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim or action, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such claim or action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment in accordance with this Section 8. In addition, no such settlement, compromise or consent by any indemnified party shall be binding on any indemnifying party without the indemnifying party's consent (which consent shall not be unreasonably withheld) for purposes of the indemnifying party's obligations under this Agreement or otherwise. Any consent of any indemnified party under this paragraph may be given by you in the case of parties indemnified pursuant to Section 8(a) above.

          (d) If the indemnification provided for in this Section 8 is applicable by its terms but for any reason (other than failure to provide notice to the indemnifying parties as provided in Section 8(c)) is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Capital Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Capital Securities purchased under this Agreement (net of commissions and discounts but before deducting expenses) received by the Trust on the one hand, and the total compensation received by the Underwriters with respect to the Capital Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Capital Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust on the one hand or the Underwriters on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter (except as may be provided in any Agreement Among Underwriters) shall be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities sold and distributed by it was offered to the purchasers exceeds the amount of any damages which that Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The Underwriters confirm that the statements set forth in paragraphs ____ under the caption "Plan of Distribution" in the Base Prospectus and paragraphs _____ under the caption "Plan of Distribution" in the Prospectus Supplement are correct and constitute the only information furnished in writing to the Company or the Trust by or on behalf of the Underwriters specifically for inclusion in the Registration Statement or the Prospectus.

          9.   DEFAULT BY AN UNDERWRITER.

          (a) If one or more Underwriters shall fail at the Closing Time to purchase the Capital Securities that it or they are obligated to purchase under this Agreement, and if the number of Capital Securities to which the default relates (the "Defaulted Securities") does not (after giving effect to any arrangements made by you or the Company pursuant to Section 9(b) below) exceed 10% of the total number of Capital Securities to be purchased by all Under-writers under this Agreement, then the Defaulted Securities shall be purchased by the non-defaulting Underwriters in the proportion that their respective purchase obligations as set forth in Schedule I bear to the aggregate number of Capital Securities to be purchased by all non-defaulting Underwriters.

          (b) If the number of Defaulted Securities exceeds 10% of the total number of Capital Securities to be purchased by all Underwriters under this Agreement, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriters that so agree) to purchase the number of Defaulted Securities that exceed such 10% (the "Excess Securi-ties") on the terms set forth in this Agreement. If within five days after the default you do not arrange for the purchase of all of the Excess Securities, and within an additional five days the Company has not arranged for the purchase of any remaining Excess Securities, this Agreement will terminate without liability on the party of any party hereto (except to the extent provided in Section 6), except that nothing in this Agreement shall relieve the defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters, the Company or the Trust for damages relating to the default.

          (c) If the Defaulted Securities are to be purchased as provided above, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding five business days to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. The term "Underwriter" as used in this Agreement means any party substituted for an Underwriter under this Section 9.

          10. TERMINATION. You shall have the right to terminate this Agreement at any time by written notice given to and received by the Company and the Trust prior to delivery of and payment for the Capital Securities if, prior to that time, any of the events described in Sections 7(h), 7(i) or 7(j) shall have occurred and, in your reasonably judgment, the effect of any such event is to make it impracticable or inadvisable to proceed with the offering or delivery of the Capital Securities on the terms set forth in and in the manner contemplated by the Prospectus.

          11. REIMBURSEMENT OF CERTAIN EXPENSES. If (a) the Trust shall fail to tender the Capital Securities for delivery to the Underwriters for any reason (other than a breach of this Agreement by any Underwriter), or (b) the Underwriters shall decline to purchase the Capital Securities for any reason permitted under this Agreement (other than pursuant to or for the reasons specified in Sections 7(j) or 9(b) hereof), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Capital Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters.

          12. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to any Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to you at _____________________________ (facsimile: ____________________);

          (b) if to the Company or the Trust, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: Corporate Secretary (facsimile: (616) 771-4378), with a copy to Gordon R. Lewis at Warner Norcross & Judd LLP, 900 Old Kent Building, 111 Lyon Street, N.W., Grand Rapids, Michigan 49503 (facsimile: (616) 752-2500).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Underwriters and the person or persons, if any, who control each Underwriter within the meaning of Section 15 of the Securities Act and (b) the representations, warranties, indemnities and agreements of the Underwriters contained in this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and the Trustees and any person controlling the Company or the Trust within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor solely by reason of the purchase.

          14.  SURVIVAL.   The respective indemnities, representations,
warranties and agreements of the Company, the Trust and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

          16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF [NEW YORK].

          17. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                        *  *  *  *  *  *

          If the foregoing correctly sets forth our agreement, please indicate your acceptance in the space provided for that purpose below, upon which this instrument, along with all counterparts, will become a binding agreement among the Company, the Trust and the Underwriters.

                                   Very truly yours,

                                   OLD KENT FINANCIAL CORPORATION



                                   By: ____________________________________

                                       Its: _______________________________



                                   OLD KENT CAPITAL TRUST [II, III or IV]



                                   By: ____________________________________

                                       Its: Regular Trustee


Confirmed and accepted as of the date
 first written above:


By: ________________________________



By: ________________________________
       Authorized Signatory

For [itself] [themselves] and as Representative[s] of the other Underwriters named in Schedule I hereto.

                            SCHEDULE I


                                                      NUMBER OF
    NAME OF UNDERWRITER                          CAPITAL SECURITIES







Total ..........................................  -------------------

                                                  ===================

                                                        EXHIBIT A


          FORM OF OPINION OF WARNER NORCROSS & JUDD LLP,
                 COMPANY COUNSEL TO BE DELIVERED
                     PURSUANT TO SECTION 7(d)


          (i) The Company and the Bank have been duly incorporated and are validly existing in good standing under the laws of their respective jurisdictions of incorporation, and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses described in the Prospectus.

          (ii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and has been duly executed and delivered by the Trust.

          (iii) The Indenture has been duly authorized, executed and delivered by the Company and, when duly authorized, executed and delivered by the Indenture Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, the unenforceability of any indemnity provisions, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (iv) The Junior Subordinated Debentures have been duly authorized, executed and delivered by the Company, and, when duly authenticated by the Indenture Trustee and upon payment and delivery will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, the unenforceability of any indemnity provisions, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (v) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and when duly authorized, executed and delivered by the Guarantee Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, the unenforceability of any indemnity provisions, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (vi) The Declaration has been duly authorized, executed and delivered by the Company.

          (vii) The execution, delivery and performance of the Underwriting Agreement, the Declaration, the Indenture, the Junior Subordinated Debentures and the Guarantee Agreement (collectively, the "Transaction Documents") by the Company and the Trust, as applicable, will not result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any of its subsidiaries or any statute or rule or regulation or, to the best of our knowledge, any order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, the effects of which violation would reasonably be expected to have a material adverse effect upon the Company and its subsidiaries taken as a whole, and, to the best of our knowledge, will not constitute a breach of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which breach or default would reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (viii) To our knowledge no consent, approval, authorization, order, registration or qualification of any Federal or Michigan governmental agency or body or any Federal or Michigan court is required for the issuance and sale by the Trust of the Capital Securities, the issuance by the Company of the Junior Subordinated Debentures, the issuance of the Guarantee Agreement by the Company and the compliance by the Company and the Trust with all of the provisions of the Underwriting Agreement, except for such consents approvals, authorizations, registrations or qualifications that may be required under applicable foreign and state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, the clearance of the offering of the Securities with the NASD and such as have been made or obtained under the Securities Act and the Exchange Act.

          (ix) To the best of our knowledge, the Trust is not a party to or otherwise bound by any agreement that is not described in the Prospectus.

          (x) Neither the Company nor the Trust is required to be registered as an "investment company" within the meaning of such term under the 1940 Act.

          (xi) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

          (xii) The Registration Statement has become effective under the Securities Act; to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto and each document incorporated by reference therein (other than the Statements of Eligibility and Qualification (Forms T-1) under the Trust Indenture Act of the trustees named therein and the financial statements, schedules and other financial and statistical information contained or incorporated therein, or that should have been so contained or incorporated or were otherwise omitted therefrom, as to which we express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder (assuming in each case the correctness and completeness of the statements made therein).

          (xiii) The statements made in the Prospectus under the captions "Description of Junior Subordinated Debentures", "The Trust", "Description of Capital Securities", "Description of Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee", insofar as such statements purport to constitute summaries of the terms of the Capital Securities, the Junior Subordinated Debentures and the Guarantee, fairly summarize in all material respects the terms of the Capital Securities, the Junior Subordinated Debentures and the Guarantee.

          [(xiv) The Capital Securities have been approved for listing on The NASDAQ Stock Market subject to official notice of issuance.]

          We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Prospectus or in the docu-ments incorporated by reference therein (the "Exchange Act Documents") and take no responsibility therefor, except as and to the extent set forth in paragraphs
(xii) and (xiii) above. In the course of the preparation of the Prospectus, we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with counsel to the Under-writers. Based on our examination of the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Prospectus and our participation in the conferences referred to above, nothing has come to our attention that would cause us to believe that the Prospectus (excluding the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no opinion as to the Statements of Eligibility and Qualification (Forms T-1) under the Trust Indenture Act of the trustees named therein and the financial statements, schedules and other financial and statistical information contained or incorporated therein, or that should have been so contained or incorporated or were otherwise omitted therefrom).

                                                        EXHIBIT B


          FORM OF OPINION OF RICHARDS, LAYTON & FINGER,
           SPECIAL DELAWARE COUNSEL TO THE COMPANY AND
        THE TRUST TO BE DELIVERED PURSUANT TO SECTION 7(e)


          (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C.
<Section> 3801 et seq. (the "Delaware Act"), with the business trust power and authority to own property and to conduct its business as described in the Prospectus.

          (ii) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company in accordance with the terms of the Declaration against payment therefor in accordance with the terms of the Declaration and as described in the Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust. Under the Delaware Act and the Declaration, the issuance of the Common Securities is not subject to preemptive or other similar rights. We note that the Holders of Common Securities will be subject to the withholding provisions of Section 10.4 of the Declaration, will be required to make payment or provide indemnity or security as set forth in the Declaration and will be liable for the debts and obligations of the Trust to the extent provided in Section 9.1(b) of the Declaration.

          (iii) The Capital Securities have been duly authorized by the Declaration and, when issued and delivered in accordance with the terms of the Declaration against payment of the consideration as set forth in the Underwrit-ing Agreement, the Capital Securities will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interest in the assets of the Trust. The Holders of the Capital Securities will be entitled to the benefits of the Declaration (subject to the limitations set forth in paragraph (vi) below) and will be entitled to the same limitation of personal liability as extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law; PROVIDED that we express no opinion as to any Holder of a Capital Security that is, was, or becomes a named Trustee of the Trust. Under the Delaware Act and the Declaration, the issuance of the Capital Securities is not subject to preemptive or similar rights. We note that the Holders of Capital Securities will be subject to withholding provisions of Section 10.4 of the Declaration and will be required to make payment or provide indemnity or security as set forth in the Declaration.

          (iv) The Trust has the trust power and authority under the Declaration and the Delaware Act to execute, deliver and perform its obligations under the Underwriting Agreement and to issue and perform its obligations under the Capital Securities and the Common Securities.

          (v) All necessary trust action has been taken to duly authorize the execution and delivery by the Trust of the Underwriting Agreement.

          (vi) The Declaration constitutes a valid and binding obligation of the Company and the Trustees enforceable against the Company and the Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (ii) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) considerations of public policy and the effect of applicable law relating to fiduciary duties.

          (vii) The issuance and sale by the Trust of the Capital Securities and the Common Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the compliance by the Trust with its obligations thereunder will not violate (i) any of the provisions of the Certificate of Trust of the Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation.

          (viii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other than as may be required under the securities or blue sky laws of the State of Delaware as to which we express no opinion) is necessary or required to be made or obtained by the Trust in connection with the due authorization, execution and delivery of the Underwriting Agreement by the Trust or the Trustees or the offering, issuance, sale or delivery of the Trust Securities.

          (ix) The Holders of the Capital Securities (other than those Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.









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